Q1 2026 Quarterly Supplemental Information FrontView is an internally managed net-lease real estate investment trust (“REIT”) focused on acquiring, owning, and managing properties with frontage that are leased to a diversified tenant base. Our real estate-first investment strategy is centered around highly visible properties in prominent retail corridors with strong underlying real estate fundamentals. We target properties along high-traffic roads that offer strong consumer visibility and adaptable building formats capable of supporting various businesses over time. investor.frontviewreit.com EX-99.2

Table of Contents Section Page Company Overview 3 Quarterly Highlights 4 Balance Sheet 5 Income Statement 6-7 FFO and AFFO Reconciliations 8 Adjusted EBITDAre and Adjusted Cash NOI Reconciliations 9 Net Asset Value Components 10 Capital Structure Overview 11 Investment Activity 13 Disposition Activity 14 Diversification: Tenant Concepts 15-17 Diversification: Tenant Industry 18 Diversification: Property Map and Geography 19 Lease Expirations, Occupancy and Escalations 20 Non-GAAP Definitions and Explanations 22 Other Definitions and Explanations 23-24 Forward-Looking and Cautionary Statements 25 2

Company Overview

FrontView is an internally managed net-lease real estate investment trust ("REIT") focused on acquiring, owning, and managing properties with frontage that are leased to a diversified tenant base. Our real estate-first investment strategy is centered around highly visible properties in prominent retail corridors with strong underlying real estate fundamentals. We target properties along high-traffic roads that offer strong consumer visibility and adaptable building formats capable of supporting various businesses over time.

Company Contact Information	Pierre Revol	EVP & Chief Financial Officer	prevol@frontviewreit.com

- As of March 31, 2026, the Company owned a well-diversified portfolio of 309 properties with direct frontage across 36 U.S. states.

- The Company's tenants include service-oriented businesses, such as:
  - Medical and Dental Providers
  - Quick Service Restaurants
  - Casual Dining
  - Financial Institutions
  - Other – Service
  - Cellular Stores
  - Fitness Operators
  - Automotive Stores
  - Discount Retail
  - Automotive Dealers
  - Convenience Stores and Gas Stations
  - Car Washes
  - Home Improvement Stores
  - Pharmacies
  - Other – Necessity
  - Professional Services

Executive Team



Stephen Preston
President and Chief Executive Officer and Chairman of the Board



Pierre Revol
EVP and Chief Financial Officer



Drew Ireland
Chief Operating Officer



Sean Fukumura
Chief Accounting Officer

Board of Directors



Stephen Preston
Chairman of the Board



Noelle LeVeaux
Independent Director



Charles Fitzgerald
Independent Director



Ernesto Perez
Independent Director



Elizabeth Frank
Independent Director



Daniel Swanstrom
Independent Director



Robert Green
Director

3

Quarterly Highlights

(unaudited, dollars in thousands, except share, per share data)

Financial Results	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net income (loss)	$400	$(5,243)	$5,547	$(4,530)	$(1,337)
Net earnings per common share, diluted	$0.00	$(0.19)	$0.19	$(0.16)	$(0.06)
Funds from operations (FFO)	$7,682	$6,058	$6,866	$6,720	$6,438
FFO per share, diluted	$0.27	$0.22	$0.25	$0.24	$0.23
Adjusted funds from operations (AFFO)	$9,490	$8,636	$8,829	$9,028	$8,238
AFFO per share, diluted	$0.34	$0.31	$0.32	$0.32	$0.30
Dividends declared per share	$0.215	$0.215	$0.215	$0.215	$0.215
Weighted average common shares outstanding, diluted	28,064,086	27,874,696	27,834,670	27,827,037	27,822,826

Key Portfolio Metrics	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Number of properties	309	303	307	319	323
Annualized base rent (ABR)	$64,218	$62,852	$61,289	$62,293	$62,057
Gross real estate investment	$935,036	$912,385	$890,943	$900,305	$929,856
Average rent per square foot	$23.39	$23.74	$24.22	$24.01	$24.24
Rentable square footage	2,770	2,687	2,575	2,594	2,560
Weighted average lease term (WALT)	7.3 years	7.4 years	7.2 years	7.3 years	7.4 years
Number of states	36	37	37	37	37
Top 10 tenant concentration	23.0%	23.7%	24.3%	22.7%	22.6%
Occupancy	98.7%	98.7%	98.0%	97.8%	96.3%
Ground leases	10.7%	11.5%	12.1%	11.5%	11.5%
Number of concepts	156	155	152	157	150
Number of leases	327	321	323	334	329
Number of industries	16	16	16	16	15
Corporate / large franchisee (1)	95.6%	95.8%	95.3%	95.6%	95.5%
Investment grade (tenant/guarantor) (2)	33.8%	34.8%	33.7%	33.1%	33.2%

Note: Tenant concentration and reporting coverage are based on ABR as of March 31, 2026.
(1) A major franchisee has over 50 units.
(2) Investment grade represents tenant or guarantor rating weighted by ABR.

4

Balance Sheet (unaudited, in thousands, except share and per share amounts) March 31, 2026 December 31, 2025 Assets Real estate held for investment, at cost Land $ 337,130 $ 329,478 Buildings and improvements 430,646 417,393 Total real estate held for investment, at cost 767,776 746,871 Less: accumulated depreciation (50,846) (48,204) Real estate held for investment, net 716,930 698,667 Assets held for sale 14,065 12,493 Mortgage loans receivable 10,320 10,324 Cash and cash equivalents 9,294 13,518 Intangible lease assets, net 97,352 99,489 Other assets 21,807 19,952 Total assets $ 869,768 $ 854,443 Liabilities and equity Liabilities Debt, net $ 312,926 $ 314,251 Intangible lease liabilities, net 14,173 14,474 Accounts payable and accrued liabilities 28,510 32,494 Total liabilities 355,609 361,219 Equity FrontView REIT, Inc. equity Series A Convertible Preferred Stock, $0.01 par value 750,000 shares authorized, 250,000 shares issued and outstanding as of March 31, 2026 (liquidation preference $25,000) 3 — Common Stock, $0.01 par value 450,000,000 shares authorized, 22,456,734 and 22,111,165 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 224 221 Additional paid-in capital 450,037 420,024 Accumulated deficit (32,886) (28,149) Accumulated other comprehensive income (loss) 703 (901) Total FrontView REIT, Inc. equity 418,081 391,195 Non-controlling interests 96,078 102,029 Total equity 514,159 493,224 Total liabilities and equity $ 869,768 $ 854,443

Income Statement For the three months ended March 31, 2026 2025 Revenues Rental revenues $ 17,976 $ 16,243 Interest income on mortgage loans 209 — Total revenues 18,185 16,243 Operating expenses Depreciation and amortization 7,672 7,814 Property operating expenses 2,330 2,376 General and administrative expenses 3,651 2,830 Total operating expenses 13,653 13,020 Other expenses (income) Interest expense 4,213 4,497 Gain on sale of real estate (963) (467) Impairment loss 812 428 Income taxes 70 102 Total other expenses 4,132 4,560 Net income (loss) 400 (1,337) Net income (loss) attributable to non-controlling interest 80 (504) Net income (loss) attributable to FrontView REIT, Inc. 320 (833) Series A Convertible Preferred Stock dividends (239) — Net income (loss) attributable to common stockholders $ 81 $ (833) Weighted average number of common shares outstanding Basic and diluted 22,279,016 17,319,742 Earnings per share attributable to common stockholders Basic and diluted $ 0.00 $ (0.06) (unaudited, in thousands, except share and per share amounts)

Income Statement Detail (unaudited, in thousands, except percentages) Adjusted Cash Revenue is equal to Total revenues less reimbursable income, above/below market lease amortization, and straight-line rent. Includes termination fees, late fees, and other miscellaneous income. Revenue detail and Adjusted Cash Revenue (1) For the three months ended March 31, 2026 2025 Contractual rental amounts billed $ 15,770 $ 15,020 Reimbursable income   2,067 1,659 Percentage rent   34   34 Other operating income (2) 292 119 Adjustment to recognize contractual rental amounts on a straight-line basis   434   122 Above/below market lease amortization, net (621) (711) Total rental revenues $ 17,976 $ 16,243 Interest income on mortgage loans 209 — Total revenues   18,185   16,243 Adjusted Cash Revenue (1) $ 16,305 $ 15,173 Non-reimbursable property operating costs and Adjusted Cash G&A For the three months ended March 31,   2026 2025 Real estate taxes $ 1,663 $ 1,491 Other property operating expenses   667   885 Property operating expenses   2,330   2,376 Reimbursable income   (2,067)   (1,659) Less: non-recurring items   —   (189) Non-reimbursable property operating expenses $ 263 $ 528 Non-reimbursable property operating expenses as a % of Adjusted Cash Revenue 1.6% 3.5% General & administrative expense $ 3,651 $ 2,830 Less: non-cash compensation   (1,061)   (615) Less: non-recurring items (165) (12) Adjusted Cash G&A $ 2,425 $ 2,203 Adjusted Cash G&A as a % of Adjusted Cash Revenue 14.9% 14.5%

Includes write-offs of intangibles of $0.3 million for the three months ended March 31, 2026. Other non-recurring expenses include one-time legal expenses, deal pursuit costs and other non-recurring items. Excludes unvested performance based LTIP awards that are contingently issuable. Represents weighted average common shares outstanding, diluted, excluding any shares issuable upon conversion of the Company's Series A Convertible Preferred Stock. FFO and AFFO Reconciliations (unaudited, in thousands except share and per share data) For the three months ended March 31, 2026 2025 Net income (loss) $ 400 $ (1,337) Less: Series A Convertible Preferred Stock dividends (239) — Net income (loss) attributable to OP common unitholders 161 (1,337) Depreciation and amortization (1) 7,672 7,814 Gain on sale of real estate (963) (467) Impairment loss 812 428 Funds from operations (FFO) $ 7,682 $ 6,438 Straight-line rent adjustments (434) (122) Amortization of financing transaction and discount costs 395 395 Amortization of above/below market lease intangibles 621 711 Stock-based compensation 1,061 615 Adjustment for structuring and public company readiness costs — 201 Other non-recurring expenses (2) 165 — Adjusted funds from operations (AFFO) $ 9,490 $ 8,238 Weighted average common shares outstanding, basic 22,279,016 17,319,742 Weighted average operating partnership units outstanding 5,599,015 10,503,084 Unvested restricted stock units and LTIP units (3) 186,055 — Weighted average common shares outstanding, diluted (4) 28,064,086 27,822,826 Net earnings per diluted share $ 0.00 $ (0.06) FFO per diluted share $ 0.27 $ 0.23 AFFO per diluted share $ 0.34 $ 0.30

Adjusted EBITDAre and Adjusted Cash NOI Reconciliations (unaudited, in thousands) For the three months ended March 31, 2026 Net income $ 400 Depreciation and amortization (1) 8,023 Interest expense 4,213 Income taxes 70 EBITDA $ 12,706 Gain on sale of real estate (963) Impairment loss 812 EBITDAre $ 12,555 Adjustments: Current period investment activity (2) 362 Current period disposition activity (2) (20) Non-cash compensation expense 1,061 Exclude non-recurring expenses (3) 165 Exclude write-offs of amortization of intangibles 270 Adjusted EBITDAre $ 14,393 General and administrative, net of non-recurring 2,425 Adjusted NOI $ 16,818 Straight-line rental revenue, net (429) Adjusted Cash NOI $ 16,389 Annualized Adjusted EBITDAre $ 57,572 Annualized Adjusted NOI $ 67,272 Annualized Adjusted Cash NOI $ 65,556 Includes amortization of above/below market lease intangibles of $0.6 million and excludes write-offs of intangibles of $0.3 million. Reflects an adjustment to give effect to all investments and dispositions during the quarter as if they had been acquired or disposed of as of the beginning of the quarter. Reflects an adjustment to exclude non-recurring expenses, including one-time legal expenses, deal pursuit costs and other non-recurring items.

Net Asset Value Components (unaudited, in thousands, except share data and # of properties) Includes interest income on mortgage loans and other operating income of $0.8 million and $1.2 million. Includes components of accounts receivable (net) and deferred rent receivables (net) that are realizable assets, and $8.4 million in net book value of vacant assets. Includes accounts payable and accrued liabilities. Current liquidation value of the Series A Convertible Preferred Stock is $25.0 million. Gross Real Estate Investment # of Properties Rentable Square Feet Annualized Base Rent Ann. Adjusted Cash NOI (1) Real estate portfolio $935,036 309 2,770 $64,218 $65,556 Tangible assets Cash and cash equivalents 9,294 Mortgage receivable principal outstanding 10,320 Other tangible assets (2) 21,847 Total tangible assets $41,461 Debt Term loan 200,000 Revolving credit facility 114,000 Total debt $314,000 Tangible liabilities Dividends payable 6,402 Other tangible liabilities (3) 22,109 Total tangible liabilities $28,511 Shares outstanding Common Shares outstanding, at the end of the period 22,456,734 Operating Partnership units, at the end of the period 5,469,910 If converted Series A Convertible Preferred Stock, at the end of the period (4) 1,470,588 Shares outstanding, assuming full conversion of Series A Convertible Preferred Stock 29,397,232

Q1 2026 Capital Structure Overview

Sub-35% Leverage Ratio With Ample Liquidity Through Preferred Equity and Bank Debt Capacity

Net debt and adjusted net debt to annualized adjusted EBITDAre

	Interest rate	Fixed rate SOFR swap	Max maturity		March 31, 2026 (000s)
Term loan	4.81%	3.66%	10/3/2029 (2)	$	200,000
Revolving credit facility	SOFR + 1.15%	2.92% - 3.28% (1)	10/3/2029 (2)		114,000
Gross debt				**$**	**314,000**
Cash and cash equivalents					(9,294)
Net debt				**$**	**304,706**
Less: Net value of undrawn Series A convertible preferred stock					(50,000)
Adjusted net debt				**$**	**254,706**
Annualized adjusted EBITDAre				$	57,572
Net debt to annualized adjusted EBITDAre					**5.3x**
Adjusted net debt to annualized adjusted EBITDAre					**4.4x**

Capital Structure



Series A convertible preferred stock
3.2%
Revolving credit facility
14.8%
Common Stock (3)
45.1%
Total Capitalization
$771M
Term loan
25.9%
OP Units (3)
11.0%

Fixed charge coverage ratio (000s)

Interest expense	$	4,213
Non-cash interest		(395)
Preferred dividends		239
Fixed charges		4,057
Annualized Fixed Charges	$	16,228
Fixed Charge Coverage Ratio (4)		**3.5x**

Liquidity (000s)

Net value of undrawn Series A convertible preferred stock	$	50,000
Undrawn revolving credit facility capacity		136,000
Cash and cash equivalents		9,294
Total liquidity	**$**	**195,294**

Term Loan and Credit Facility Covenants

Total leverage ratio	≤ 60%	32.6%
Adjusted EBITDA to fixed charges ratio	≥ 1.50 to 1.00	3.5x
Secured leverage ratio	≤ 40%	0.0%
Unencumbered NOI to unsecured interest expense ratio	≥ 1.75 to 1.00	4.1x
Unsecured leverage ratio	≤ 60%	32.9%
Tangible net worth	≥ $ 380,032	$640,587

Note: Metrics as of March 31, 2026.
(1) The revolving credit facility has four hedges for a notional amount of $100.0 million that expires on March 31, 2028.
(2) Maturity date assumes both 12-month extension options are exercised. Initial maturity is October 3, 2027.
(3) Equity value as of March 31, 2026, was $15.47.
(4) Fixed Charge Coverage Ratio represents Adjusted Annualized EBITDAre divided by Annualized Fixed Charges.

11

Capital Deployment YTD Investment Activity and Dispositions

Trailing Twelve Months Investment Activity

Acquisitions ($ in thousands)	Q1 2026	Q4 2025	Q3 2025	Q2 2025	TTM
Number of properties	10	7	3	5	25
Average annual escalators	1.5%	1.2%	0.4%	2.4%	1.4%
Investment grade %	17.2%	55.3%	31.0%	17.9%	33.8%
Weighted average lease term (WALT)	9.4	13.1	10.7	11.0	11.3
Purchase price	**$33,856**	**$41,300**	**$15,771**	**$17,799**	**$108,726**
Cash capitalization rate (1)	**7.49%**	**7.46%**	**7.48%**	**8.17%**	**7.59%**
Economic yield	**7.80%**	**7.83%**	**7.56%**	**9.35%**	**8.03%**

Representative Tenant Concepts



Academy SPORTS+OUTDOORS
SEVEN BREW DRIVE THRU COFFEE
jiffy lube
DICK'S
Valvoline
Aspen Dental
DOLLAR TREE



$33,856
$41,300
$15,771
$17,799
$108,726
Acquisition Mix ($ 000s)
45.6%
47.6%
6.8%
68.6%
31.4%
69.0%
18.9%
12.1%
40.0%
51.5%
8.5%
56.8%
37.9%
5.3%
March 31, 2026
December 31, 2025
September 30, 2025
June 30, 2025
TTM
Discount
Necessity
Service

Note: Weightings are based on purchase price.
(1) Includes near-term lease amendments as the underwritten capitalization rate.

13

Trailing Twelve Months Disposition Activity

Dispositions ($ in thousands)	Q1 2026	Q4 2025	Q3 2025	Q2 2025	TTM
Number of vacant properties	3	4	2	4	13
Number of leased properties	2	7	13	5	27
Gross proceeds on vacant properties	$5,725	$2,645	$2,800	$11,055	$22,225
Gross proceeds on leased properties	$3,935	$17,795	$30,097	$11,606	$63,433
Weighted average lease term (WALT)	**8.0**	**6.9**	**8.0**	**8.0**	**7.7**
Total gross proceeds	**$9,660**	**$20,440**	**$32,897**	**$22,661**	**$85,658**
Disposition capitalization rate on leased properties	**6.89%**	**6.82%**	**6.78%**	**6.75%**	**6.79%**

Representative Tenant Concepts



$9,660
$20,440
$32,897
$22,661
$85,658
Dispositions Mix ($ 000s)
59.2%
21.1%
19.7%
12.9%
18.7%
68.4%
15.7%
12.6%
71.7%
48.8%
10.2%
41.0%
28.7%
12.0%
2.4%
56.9%
March 31, 2026
December 31, 2025
September 30, 2025
June 30, 2025
TTM
Service
Discount
Necessity
Vacant

Note: Weightings are based on gross proceeds.

14

Tenant Concepts 1-52

#	Tenant Concept	# of Leases	% of ABR	Investment Grade Rated	Credit Rating (S&P / Moody's / Fitch)
1	Dollar Tree	13	3.10%	✓	BBB- / Baa2
2	Fast Pace Urgent Care	8	2.74%	—	N/A
3	Verizon	9	2.64%	✓	BBB+ / Baa1 / A-
4	Raising Canes	6	2.34%	—	BB-
5	LA Fitness	3	2.21%	—	B / B2
6	Dick's	1	2.16%	✓	BBB / Baa3
7	Oak Street Health	6	2.09%	—	N/A
8	IHOP	7	1.92%	—	N/A
9	Mammoth Car Wash	6	1.90%	—	N/A
10	Bank of America	5	1.86%	✓	A- / A1/ AA-
11	Range USA	3	1.84%	—	N/A
12	LA-Z-Boy	3	1.79%	—	N/A
13	Adams Auto Group	2	1.70%	—	N/A
14	AT&T	6	1.66%	✓	BBB / Baa2 / BBB+
15	T-Mobile	9	1.64%	✓	BBB / Baa1 / BBB+
16	Chili's	3	1.54%	—	BB+ / Ba2
17	PNC Bank	5	1.52%	✓	A+ / Aa3 / A+
18	Wells Fargo	3	1.36%	✓	A+ / Aa2 / A+
19	St. Joseph Hospice	2	1.34%	—	N/A
20	Heartland Dental	5	1.28%	—	N/A
21	Advance Auto Parts	7	1.28%	—	BB+ / Ba3
22	Aspen Dental	6	1.28%	—	N/A
23	Lowe's Home Improvement	1	1.17%	✓	BBB+ / Baa1
24	Academy Sports	1	1.11%	—	BB+ / Ba2
25	Charles Schwab	1	1.11%	✓	A- / A2 / A
26	VASA Fitness	1	1.10%	—	N/A
27	Parachute Plasma	2	1.03%	—	N/A
28	WSS	2	1.01%	✓	BBB / Baa3
29	Wendy's	5	1.00%	—	B+ / B2
30	Wellnow	4	0.99%	—	N/A
31	Walmart	1	0.98%	✓	AA / Aa2 / AA
32	Best Buy	1	0.95%	✓	BBB+ / A3
33	Andy's Frozen Custard	4	0.95%	—	N/A
34	Burger King	4	0.94%	—	BB / BB+
35	Edge Fitness	1	0.94%	—	N/A
36	Chase Bank	3	0.94%	✓	A+ / Aa2 / AA-
37	Floor & Decor	1	0.93%	—	BB
38	Applebee's	3	0.90%	—	N/A
39	Walgreens	2	0.89%	—	N/A
40	Stop & Shop Gas	3	0.88%	✓	BBB+ / Baa1
41	CVS	2	0.87%	✓	BBB
42	Dollar General	4	0.86%	✓	BBB
43	Starbucks	5	0.79%	✓	BBB+ / Baa1
44	Sleep Number	3	0.78%	—	N/A
45	Action Behavior Centers	2	0.77%	—	N/A
46	Avis	1	0.75%	—	BB-
47	Chuy's Mexican	2	0.73%	✓	BBB
48	Texas Roadhouse	2	0.73%	—	N/A
49	Take 5 Oil Change	5	0.72%	—	N/A
50	Exxon	2	0.71%	—	N/A
51	Chipotle	4	0.71%	—	N/A
52	AutoSavvy	1	0.69%	—	N/A

15

Tenant Concepts 53-104 # Tenant Concept # of Leases % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 1 Dollar Tree 13 3.10% ✓ BBB- / Baa2 2 Fast Pace Urgent Care 8 2.74% — N/A 3 Verizon 9 2.64% ✓ BBB+ / Baa1 / A- 4 Raising Canes 6 2.34% — BB- 5 LA Fitness 3 2.21% — B / B2 6 Dick's 1 2.16% ✓ BBB / Baa3 7 Oak Street Health 6 2.09% — N/A 8 IHOP 7 1.92% — N/A 9 Mammoth Car Wash 6 1.90% — N/A 10 Bank of America 5 1.86% ✓ A- / A1/ AA- 11 Range USA 3 1.84% — N/A 12 LA-Z-Boy 3 1.79% — N/A 13 Adams Auto Group 2 1.70% — N/A 14 AT&T 6 1.66% ✓ BBB / Baa2 / BBB+ 15 T-Mobile 9 1.64% ✓ BBB / Baa1 / BBB+ 16 Chili's 3 1.54% — BB+ / Ba2 17 PNC Bank 5 1.52% ✓ A+ / Aa3 / A+ 18 Wells Fargo 3 1.36% ✓ A+ / Aa2 / A+ 19 St. Joseph Hospice 2 1.34% — N/A 20 Heartland Dental 5 1.28% — N/A 21 Advance Auto Parts 7 1.28% — BB+ / Ba3 22 Aspen Dental 6 1.28% — N/A 23 Lowe's Home Improvement 1 1.17% ✓ BBB+ / Baa1 24 Academy Sports 1 1.11% — BB+ / Ba2 25 Charles Schwab 1 1.11% ✓ A- / A2 / A 26 VASA Fitness 1 1.10% — N/A # Tenant Concept # of Leases % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 53 Physicians Immediate Care 2 0.66% — N/A 54 Jiffy Lube 3 0.64% — N/A 55 O'Reilly Auto Parts 4 0.63% ✓ BBB / Baa1 56 Harbor Freight 2 0.62% — BB- 57 AutoZone 3 0.61% ✓ BBB / Baa1 58 WellMed 1 0.60% ✓ A+ / A2 / A 59 Planet Fitness 1 0.60% — N/A 60 7 Brew 3 0.57% — N/A 61 Circle K 2 0.54% ✓ BBB+ 62 Fulton Bank 1 0.53% ✓ Baa2 / BBB+ 63 Longhorn Steakhouse 2 0.51% ✓ BBB 64 FitzMark 1 0.51% — N/A 65 KEDPlasma 1 0.51% — N/A 66 Stanton Optical 2 0.50% — N/A 67 Panera Bread 2 0.50% ✓ BBB / Baa1 68 Miller's Ale House 1 0.49% — N/A 69 Trinity Medical Center 1 0.48% — N/A 70 Ted's Café Escondido 1 0.48% — N/A 71 Taco Bell 2 0.46% — N/A 72 Xfinity 2 0.46% ✓ A- / A3 / A- 73 Grifols 1 0.46% — B+ / B2 / B+ 74 Hooters 2 0.45% — N/A 75 Buffalo Wild Wings 1 0.45% — N/A 76 Sonic 3 0.45% — N/A 77 Jared 2 0.44% ✓ BBB- 78 Saltgrass Steakhouse 1 0.44% — N/A 79 McAlister's Deli 2 0.42% — N/A 80 7-Eleven 2 0.41% ✓ A- / A3 81 Byrider 1 0.41% — N/A 82 Mattress Firm 2 0.41% — N/A 83 Staples 1 0.40% — N/A 84 Diamonds Direct 1 0.40% ✓ BBB- 85 Arby's 2 0.40% — N/A 86 Quick Clean Carwash 1 0.39% — N/A 87 Caliber Collision 1 0.39% — N/A 88 Caliber Car Wash 1 0.39% — N/A 89 Delta Community Credit Union 1 0.39% — N/A 90 Southern Immediate Urgent Care 1 0.37% — N/A 91 Rise 1 0.37% — N/A 92 BP 1 0.37% — N/A 93 Big Blue Swim School 1 0.36% — N/A 94 Meineke 2 0.36% — N/A 95 Chuck E Cheese 1 0.34% — N/A 96 Pizza Hut 2 0.34% — N/A 97 UTMB Health 1 0.34% ✓ AAA 98 Skechers 1 0.33% — N/A 99 Friendly's 1 0.33% — N/A 100 Slim Chickens 1 0.33% — N/A 101 Sherwin Williams 2 0.32% ✓ BBB+ 102 Valvoline 2 0.31% — BB 103 Hook & Reel 1 0.30% — N/A 104 Olive Garden 1 0.29% ✓ BBB

Tenant Concepts 105-156

#	Tenant Concept	# of Leases	% of ABR	Investment Grade Rated	Credit Rating (S&P / Moody's / Fitch)
105	Mavis Discount Tire	1	0.29%	—	N/A
106	Hops N Drops	1	0.29%	—	N/A
107	Trophy Fuel & Wash	1	0.29%	—	N/A
108	City Barbeque	1	0.29%	—	N/A
109	Citizens Bank	1	0.28%	✓	BBB+ / Baa1 / BBB+
110	AMERA Gas Station	1	0.28%	—	N/A
111	Roots Oil	1	0.27%	—	N/A
112	H&R Block	1	0.27%	✓	BBB
113	National Tire & Battery	1	0.26%	—	N/A
114	pOpshelf	1	0.26%	✓	BBB
115	HTeaO	2	0.26%	—	N/A
116	Express Oil	1	0.24%	—	N/A
117	Wing Daddy's	1	0.24%	—	N/A
118	Consumers Credit Union	1	0.24%	—	N/A
119	American Family Care	1	0.24%	—	N/A
120	Strickland Brothers	1	0.22%	—	N/A
121	Banner Health	1	0.22%	✓	AA-
122	Aaron's	1	0.21%	—	N/A
123	BMO	1	0.21%	✓	A+ / Aa2 / AA-
124	MedExpress Urgent Care	1	0.21%	✓	A+ / A2 / A
125	Republic Bank	1	0.21%	—	N/A
126	Sage Dental	1	0.20%	—	N/A
127	McDonalds	1	0.18%	✓	BBB+ / Baa1
128	Long John Silvers	1	0.18%	—	N/A
129	Tumbleweed, Inc.	1	0.18%	—	N/A
130	Panda Express (1)	2	0.18%	—	N/A
131	Urgent Team	1	0.17%	—	N/A
132	America's Best	1	0.17%	—	N/A
133	Chicken Salad Chick	1	0.17%	—	N/A
134	MOD Pizza	1	0.17%	—	N/A
135	Elias Diamonds	1	0.16%	—	N/A
136	Zip Car Wash	1	0.15%	—	N/A
137	Go Health	1	0.15%	—	N/A
138	Popeyes	1	0.15%	—	N/A
139	Bojangles	1	0.14%	—	N/A
140	Granny's	1	0.14%	—	N/A
141	Valero	1	0.12%	—	N/A
142	Nothing Bundt Cakes	1	0.12%	—	N/A
143	Jimmy John's	1	0.11%	—	N/A
144	Dunkin Donuts	1	0.11%	—	N/A
145	Church's Chicken	1	0.11%	—	N/A
146	Falafel King	1	0.10%	—	N/A
147	Tropical Smoothie	1	0.10%	—	N/A
148	Firehouse Subs	1	0.09%	—	N/A
149	Auto Glass Now	1	0.06%	—	N/A
150	Miracle Ear	1	0.06%	—	N/A
151	Marquette Bank	1	0.05%	—	N/A
152	Regions Banks ATM	1	0.02%	✓	BBB+ / A-
153	By Gollys (2)	2	0.00%	—	N/A
154	PATH USA (2)	1	0.00%	—	N/A
155	Jaggers (2)	1	0.00%	—	N/A
156	Hair Palace (2)	1	0.00%	—	N/A
	Total Portfolio	**327**	**100.00%**		

(1) Panda Express leases one property that is currently paying rent; the other Panda Express is under a new lease, and is excluded from ABR.
(2) Represents new leases where rent has not yet commenced and is excluded from ABR.

17

Diversification: Tenant Industry

(in thousands, except for # of leases, percentages and rent per square foot)

Industry	Defensive Mix	# of Leases	ABR	% of ABR	Leased Square Feet (000s)	Rent per Square Foot
Medical and Dental Providers	Necessity	53	$10,819	16.8%	329	$32.88
Quick Service Restaurants	Service	62	$8,052	12.5%	174	$46.28
Other - Service	Service	25	$7,870	12.3%	441	$17.85
Casual Dining	Service	35	$6,699	10.4%	206	$32.52
Financial Institutions	Necessity	25	$5,588	8.7%	134	$41.70
Cellular Stores	Service	26	$4,112	6.4%	95	$43.28
Automotive Stores	Necessity	32	$3,856	6.0%	194	$19.88
Fitness Operators	Service	7	$3,340	5.2%	215	$15.53
Discount Retail	Discount	18	$2,704	4.2%	196	$13.80
Convenience Stores and Gas Stations	Necessity	14	$2,485	3.9%	37	$67.16
Automotive Dealers	Service	5	$2,281	3.6%	77	$29.62
Car Washes	Service	9	$1,824	2.8%	33	$55.27
Home Improvement Stores	Necessity	5	$1,689	2.6%	263	$6.42
Other - Necessity	Necessity	6	$1,597	2.5%	295	$5.41
Pharmacies	Necessity	4	$1,129	1.8%	52	$21.71
Professional Services	Service	1	$173	0.3%	4	$43.25
Total		**327**	**$64,218**	**100.0%**	**2,745**	**$ 23.39**

Industry Mix / Defensive Mix


0.3%
3.6%
2.8%
4.2%
5.2%
Discount
4.2%
16.8%
6.4%
10.4%
Service
53.5%
8.7%
Necessity
42.3%
6.0%
12.3%
3.9%
2.6%
1.8%
2.5%
12.5%

- Discount Retail
- Quick Service Restaurants
- Medical and Dental Providers
- Other - Service
- Financial Institutions
- Casual Dining
- Automotive Stores
- Cellular Stores
- Convenience Stores and Gas Stations
- Fitness Operators
- Home Improvement Stores
- Automotive Dealers
- Other - Necessity
- Car Washes
- Pharmacies
- Professional Services

18

Diversification: Property Map and Geography



ME 1.7%
MA 0.2%
NY 3.3%
RI 0.3%
CT 0.7%
NJ 1.4%
PA 3.9%
MD 2.2%
ID 0.3%
MN 2.3%
WI 0.3%
MI 2.9%
NV 0.4%
UT 0.5%
CO 0.5%
NE 0.5%
IL 14.1%
IN 4.2%
OH 4.6%
WV 0.2%
VA 4.4%
KS 1.8%
MO 2.5%
KY 1.7%
NC 5.8%
AZ 2.1%
OK 2.7%
AR 0.3%
TN 4.1%
SC 2.8%
MS 1.8%
AL 2.3%
GA 7.1%
TX 8.6%
LA 2.1%
FL 5.4%
% based on ABR

Portfolio

28.6 Score
Median Placer.ai Ranking [(1)]

309
Properties

36
States

State	# of Properties	Square Feet (000s)	% of ABR
IL	36	358	14.1 %
TX	25	160	8.6 %
GA	22	157	7.1 %
NC	16	191	5.8 %
FL	15	149	5.4 %
OH	22	127	4.6 %
VA	15	90	4.4 %
IN	16	81	4.2 %
TN	12	95	4.1 %
PA	8	145	3.9 %
NY	8	242	3.3 %
MI	10	68	2.9 %
SC	10	87	2.8 %
OK	11	60	2.7 %
MO	8	49	2.5 %
AL	9	40	2.3 %
MN	7	72	2.3 %
MD	6	43	2.2 %
LA	5	52	2.1 %

State	# of Properties	Square Feet (000s)	% of ABR
AZ	6	40	2.1 %
KS	6	37	1.8 %
MS	3	77	1.8 %
KY	8	40	1.7 %
ME	3	186	1.7 %
NJ	7	40	1.4 %
CT	2	5	0.7 %
UT	2	22	0.5 %
CO	2	10	0.5 %
NE	2	20	0.5 %
NV	1	4	0.4 %
AR	1	3	0.3 %
WI	1	10	0.3 %
ID	1	6	0.3 %
RI	1	1	0.3 %
MA	1	2	0.2 %
WV	1	1	0.2 %
Total	**309**	**2,770**	**100.0%**

(1) Placer.ai ranks locations from 1 to 100, with 1 being the best, based on retail subcategories determined by visitations. A score of 50 indicates an average location.

19

Lease Expirations, Occupancy and Escalations

Year	Number of Leases	Leased Square Feet (000s)	ABR (000s)	% of ABR
2026	10	39	$1,313	2.0%
2027	33	379	$6,889	10.7%
2028	26	135	$3,765	5.9%
2029	30	187	$5,690	8.9%
2030	30	179	$5,895	9.2%
2031	34	188	$5,554	8.6%
2032	23	410	$5,539	8.6%
2033	23	164	$4,410	6.9%
2034	20	175	$3,947	6.2%
Thereafter	98	889	$21,216	33.0%
Total	**327**	**2,745**	**$64,218**	**100.0%**

Occupancy


97.7%
96.3%
97.8%
98.0%
98.7%
98.7%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Vacant Assets
7
12
7
6
4
4

Escalation Types [1]


Contractual Fixed Increases 96.9%
CPI-Related 0.6%
Flat 2.0%

1.7%

Weighted Average Rent Growth

(1) Includes contractual rent increases on tenant renewal options to the extent a lease is at the end of its initial term. Approximately 22% escalate annually, 2.5% have no escalations, and the remainder have larger escalators every three to five years.

20

Appendix Definitions and Forward-Looking Statements

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that EBITDA provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. EBITDA and EBITDAre are not measures of financial performance under GAAP, and our EBITDA and EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. We compute Adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized Adjusted EBITDAre is calculated by multiplying Adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual EBITDAre for future periods may be significantly different from our Annualized Adjusted EBITDAre. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measurements of performance under GAAP, and our Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our Adjusted EBITDAre and Annualized Adjusted EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We compute FFO in accordance with the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. Our leases typically include cash rents that increase through lease escalations over the term of the lease. Our leases do not typically include significant front-loading or back-loading of payments, or significant rent-free periods. Therefore, we find it useful to evaluate rent on a contractual basis as it allows for comparison of existing rental rates to market rental rates. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including, as applicable, straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not indicative of operating performance and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Adjusted NOI, Annualized Adjusted NOI, and Cash NOI: Adjusted NOI, Annualized Adjusted NOI, Cash NOI, and Adjusted Cash NOI are non-GAAP financial measures which we use to assess our operating results. We compute Adjusted NOI as Adjusted EBITDAre excluding general and administration expenses. We further adjust Adjusted NOI for non-cash revenue components of straight-line rent and other amortization expense to derive Adjusted Cash NOI. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level. Adjusted NOI and Adjusted Cash NOI are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider Adjusted NOI and Adjusted Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Annualized Adjusted NOI is calculated by multiplying Adjusted NOI for the applicable quarter by four and Annualized Adjusted Cash NOI is calculated by multiplying Adjusted Cash NOI for the applicable quarter by four. We believe these annualized figures provide a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on these measures as they are based on assumptions and estimates that may prove to be inaccurate. Our actual Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Fixed Charge Coverage Ratio (FCCR): The fixed charge coverage ratio is the ratio of Annualized Adjusted EBITDAre to annualized fixed charges. Fixed charges are computed on a consolidated basis as interest expense (excluding amortization of fees paid in cash and discounts and premiums on debt), plus regularly scheduled principal repayments of debt (excluding any balloon or similar payments), plus any preferred dividends payable in cash. The annualized fixed charges is calculated by multiplying fixed charges for the applicable quarter by four. Our actual fixed charges for future periods may be significantly different from our annualized fixed charges. We believe this ratio is useful to investors and analysts as it is used to evaluate our liquidity and ability to obtain financing. Non-GAAP Definitions and Explanations

Other Definitions and Explanations Cash Capitalization Rate: Cash Capitalization Rate is calculated by measuring the annualized contractual cash rent at the time of closing, divided by the purchase price of the related property. Concept: Represents the brand or trade name the tenant operates. Disposition Capitalization Rate: Disposition Capitalization Rate is calculated by the ABR on the date of the related disposition divided by the gross sale price. Defensive Mix: Defensive Mix is a term used by us to categorize tenants determined by their area of focus: (1) Necessity, which represents tenants providing essential services or selling essential goods to consumers and includes Medical and Dental Providers, Financial Institutions, Automotive Stores, Convenience & Gas Stores, Pharmacies, and Home Improvement Stores, (2) Service, which represents tenants who provide specific services to consumers and includes Quick Service Restaurants, Casual Diners, Automotive Dealers, Fitness Operators, Car Washes, and Professional Service, and (3) Discount, which represents tenants that sell merchandise and goods a significant discount compared to traditional retailers. Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period. . Adjusted Net Debt: Adjusted Net Debt is a non-GAAP financial measure. We define Adjusted Net Debt as Net Debt less undrawn Series A convertible preferred stock. Adjusted Cash Revenue: Adjusted Cash Revenue is a non-GAAP financial measure. We define Adjusted Cash Revenue as Total Revenues, less reimbursable income, adjustments to recognize contractual rental amounts on a straight-line basis, and above/below market lease amortization. We believe this ratio is useful to investors and analysts to understand the cash revenue, excluding reimbursement income. Adjusted Cash G&A: We define Adjusted Cash G&A as total G&A less non-cash compensation and non-recurring items. We believe this ratio is useful to understand the normalized cash G&A.

Other Definitions and Explanations (Continued) WALT: WALT represents the remaining average lease term of our leases, weighted by rent, and excluding lease renewal options and investments in mortgage loans. Purchase Price: Purchase Price is represented by the contractual acquisition price of the related property, excluding any transaction costs or other capital expenditures. Tenant: Tenant represents the legal entity responsible for fulfilling obligations under the lease agreement. Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount. Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents. Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio. Secured Overnight Financing Rate (SOFR): We define SOFR as the current one-month term SOFR. GAAP: GAAP is the Generally Accepted Accounting Principles in the United States. Economic Yield: Economic Yield is defined as the sum of contractual fixed annual rents computed on a straight-line basis over the primary lease terms, divided by the purchase price.

Forward-Looking and Cautionary Statements IP Disclaimer This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. This presentation contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook, ” “believes, ” “expects, ” “potential, ” “continues, ” “may, ” “will, ” “should, ” “could, ” “would be, ” “seeks, ” “approximately, ” “projects, ” “predicts, ” “intends, ” “plans, ” “estimates, ” “anticipates, ” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. Forward Looking Statements This data and other information described herein are as of and for the three months ended March 31, 2026, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change, involving inherent risks and uncertainties. This information should be read in conjunction with FrontView’s Annual Report on Form 10-K as of and for the year ended December 31, 2025 and Form 10-Q for the period ended March 31, 2026, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections. About the Data